ALPS VARIABLE INVESTMENT TRUST

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

ALPS/Alerian Energy Infrastructure Portfolio

ALPS/Red Rocks Global Opportunity Portfolio

(the “Portfolios”)

Supplement dated DECEMBER 21, 2021

to the Statement of Additional Information

dated April 30, 2021 (the “SAI”), as supplemented from time to time

Effective December 21, 2021,  the Officers tables under the “Management of the Trust” section of the SAI of ALPS Variable Investment Trust (the “Trust”) are hereby deleted and replaced in their entirety with the following:

OFFICERS

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***
Erich Rettinger (1985)	Treasurer	Since December 2021	Mr. Rettinger joined ALPS in 2007 and is currently Vice President, Fund Operations at SS&C ALPS Advisors. Prior to joining ALPS Advisors he was Vice President and Fund Controller of ALPS Fund Services.
Matthew Sutula (1985)	Chief Compliance Officer	Since September 2019	Mr. Sutula joined ALPS in 2012 and is currently Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS.
Brendan R. Hamill (1986)	Secretary	Since September 2021	Mr. Hamill joined ALPS in 2021 as Vice President and Senior Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard and Smith LLP from December 2018 to August 2021. Prior to Lewis Brisbois Bisgaard & Smith, Mr. Hamill was an attorney at Vedder Price, P.C. from August 2015 to December 2018.
Michelle D. Stallworth (1971)	Assistant Secretary	Since March 2019	Ms. Stallworth joined ALPS in June 2014 and is currently Paralegal Manager of ALPS. Prior to her current role, Ms. Stallworth served as an Investment Company Act Senior Paralegal for ALPS.

*	All communications to Officers may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Effective January 1, 2022 the first paragraph of the “Remuneration of Trustees” section of the Portfolios’ SAI is hereby deleted and replaced with the following:

“Effective January 1, 2022, each Independent Trustee receives an annual retainer of $30,000, a per meeting fee of $5,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. To the extent that there is a standalone Audit Committee meeting held not in connection with a Board meeting, each member of the Audit Committee shall receive a per meeting fee of $3,500 and reimbursement for all reasonable out-of-pocket expenses relating to attendance at such meeting. Previously, each Independent Trustee received an annual retainer of $25,000, a per meeting fee of $5,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Effective January 1, 2022, the Chairman of the Board and Audit Committee Chairman receives an additional annual retainer of $15,000 and $5,000, respectively. Previously, the Chairman of the Board and Audit Committee Chairman received an additional annual retainer of $10,000 and $3,000, respectively.”

*****

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE